Arabella Exploration, Inc.

OTCQB: AXPLF, AXLWF


AG LIFT

Safe Harbor Statement

This document shall not constitute an offer to sell or the solicitation of an offer to buy securities of Arabella Exploration, Inc. ("Arabella" or the "Company")

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding Arabella's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting Arabella's business generally. These risks and uncertainties, and others, that relate to Arabella's business and financial condition are detailed from time to time in Arabella's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and Arabella disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

About Arabella Exploration

OTCQB: AXPLF		
Share Price (4/17/15)	$4.90	
Market Cap (4/17/15)	$23.7mm	
Float	0.7mm	
Insider Ownership(1)	4.3mm	▸ Includes 190,477 shares purchased by Jason Hoisager at $10.50 on June 26, 2014
Ordinary Shares Outstanding(1)	5.0mm	
Warrants (OTCQB: AXLWF)	10.7mm	▸ Exercise of public warrants would bring ~$20.5mm in proceeds
Other Warrants	1.3mm	▸ Exercise of other warrants would bring ~$6.5mm in proceeds
Third Party Debt(2)	$16.0mm	▸ $29.0mm of additional Senior Secured Notes available under the current facility(3)

(1) Excludes 1,705,002 shares held in escrow pending the achievement of certain performance targets.
(2) Does not include $3.0mm of 10 year, perpetually subordinate, non-interest bearing debt owed to Jason Hoisager
(3) Remaining amount under Senior Secured Note Facility. Based on satisfaction of performance thresholds; there can be no assurance that the Company will meet these thresholds

Business

Business Overview

- Arabella is an oil and natural gas company focused on the acquisition, development and exploration of unconventional oil and natural gas reserves

- Our primary focus to date has been the Southern Delaware Basin in West Texas

- With the current state of oil and gas prices, Arabella is refocusing on its core competency - the identification and development of resource play oil and gas, which may include targets within and outside of the Southern Delaware Basin

- Arabella intends to maximize the value of its current and future holdings, through identification, development and value realization of land


NEW MEXICO
NORTHWESTERN SHELF
Yeso-Abo
Penn Shale
Delaware
Bone Spring
Wolfcamp
DELAWARE BASIN
Wolfbone
DIABLO PLATFORM
CENTRAL BASIN PLATFORM
SHEFFIELD CHANNEL
SOUTHERN SHELF
HOVEY CHANNEL
OUACHITA-MARATHON OROGENIC BELT
EASTERN SHELF
Mississippian
Wolfberry
Cline
MIDLAND BASIN
Wolfcamp
TEXAS
OZONA ARCH
VAL VERDE BASIN
MEXICO
MAPPED AREA
Miles

Current Southern Delaware Acreage Overview

County	Gross Acres	Net Acres
Reeves	19,911	4,450
Ward	640	398
Pecos	14,370	124
Total	**34,921**	**4,972**

Arabella's expertise in land has allowed it to establish a collection of prime acreage in the heart of the Southern Delaware Basin to build on


DELAWARE BASIN
Loving
Winkler
Ector
Culberson
Ward
Reeves
Crane
Wolfbone
CENTRAL BASIN PLATFORM
Pecos
Jeff Davis
DIABLO PLATFORM
ARABELLA
Other Operators
ANADARKO
ATLANTIC
BHP
CLAYTON WILLIAMS
ENERGEN
EXL -OXY
LEGACY RESERVES
PIEDRA
OTHERS
0
40
Miles
Jackson
Emily Bell
Woods

Creating Value Through Land

Arabella has grown its proved reserves significantly, increasing the value of its acreage


Proved Developed
(BOE)
8,789
153,739
733,875
733%
December 31, 2012
December 31, 2013
December 31, 2014
Proved Undeveloped
(BOE)
10,311
1,919,550
3,073,925
60%
December 31, 2012
December 31, 2013
December 31, 2014
Total Proved
(BOE)
19,100
2,073,289
3,807,800
84%
December 31, 2012
December 31, 2013
December 31, 2014

Creating Value Through Land (cont.)

PV10's of our proved reserves have grown as well, but are lower due to the decline in oil prices


Proved Developed
(PV10)
$247,279
$4,493,571
$17,681,738
293%
December 31, 2012
December 31, 2013
December 31, 2014
Proved Undeveloped
(PV10)
$27,369
$28,298,852
$32,641,229
15%
December 31, 2012
December 31, 2013
December 31, 2014
Total Proved
(PV10)
$247,648
$32,792,423
$50,322,967
53%
December 31, 2012
December 31, 2013
December 31, 2014

New Acreage Overview – Energen Back In


Energen Acreage
Loving
Winkler
Ward
Reeves
Wolfbone
Pecos
Jeff Davis

- Arabella has backed into additional acreage in Reeves County owned by Energen Resources Corporation by paying its portion of the expenses to date of drilling and leasehold costs
- These interests have reverted into standard non-operated, working interests in these wells and properties
- The interests consist of:
  - 0.5333% working interest
  - 6,166 gross acres
  - Arabella interest of 29 net acres
  - Three producing horizontal well with the associated revenues and reserves

Well: E.J. Brady – 56-1 #1H
Target: Upper Wolfcamp
Peak 24-Hour IP: 1,798 BOE/Day(1)

(1) Energen Press Release dated July 31, 2013

New Acreage Overview – Brigham Back In


Brigham Acreage
Loving
Winkler
Ward
Reeves
Wolfbone
Pecos
Jeff Davis

- Arabella has backed into additional acreage in Pecos and Reeves County owned by Brigham Resources Operating, LLC by paying its portion of the expenses to date of drilling and leasehold costs
- These interests have reverted into standard non-operated, working interests in these wells and properties
- The interests consist of:
  - 1.371% working interest
  - 20,263 gross acres
  - Arabella interest of 270 net acres
  - Seven producing horizontal wells and two vertical wells with the associated revenues and reserves

Wells:	McCombs #1H
	McCombs #2H
Results:	>600,000 BOE EUR(1)

(1) Arabella internal projections

Existing Wells and Drilling Plan

Producing or Completing

Well	Working Interest (%)	Lateral Length (ft)	Completed Formation	Peak Rate 24-hour (BOE/day)	Peak Rate 30-day (BOE/day)	Percent Oil	EUR (BOE)
SM Prewitt #1H							
-1st Lateral	36.5500	4,000	Wolfcamp C	283	146	89%	100,000
-2nd Lateral	36.5500	4,000	Wolfcamp A	Class 5 Dual Lateral – Drilled but not completed			
Locker State #1H	36.5500	4,000	Wolfcamp D	350	109	85%	186,000
Graham #1H	37.5500	4,000	Wolfcamp D	634	383	83%	250,000
Woods #1H	33.1563	4,000	Wolfcamp B	1,221	634	87%	600,000
Vastar State #1V	66.1375	Vertical	Wolfcamp E	Preparing for horizontal re-entry			
Jackson #1H	67.2647	4,000	Wolfcamp B	875	402	82%	530,000
Emily Bell #1H	58.3750	4,000	Wolfcamp A	1,125	482	85%	550,000
Woods #2H	38.1438	4,000	Wolfcamp B	Waiting on frac			
Vastar State #1H	66.1375			Waiting on horizontal re-entry			
Emily Bell #2H	81.0375			Operations begun			

Future drilling operations are currently being assessed due to the reduced price of oil

Multi-Year Drilling Inventory Remains Available


Well #1
Well #2
Well #3
Well #4

Typical Well Layout – Four Wells Per 640 Acre Section At 160 Acre Spacing

---

~ 60 Locations

Multiple Horizontal Targets


1st Bone Spring Sand
2nd Bone Spring Sand
3rd Bone Spring Sand
Wolfcamp A Shale
Wolfcamp B Shale
Wolfcamp C Shale
Wolfcamp D Shale

6,000′ – 8,000′ Of Over-Pressured Pay Zones

	Potential Zones Above Bone Springs
1st Bone Spring	1-2 Horizontal Targets
2nd Bone Spring	1-2 Horizontal Targets
3rd Bone Spring	0-1 Horizontal Targets
Wolfcamp A	1 Horizontal Target
Wolfcamp B	1 Horizontal Target
Wolfcamp C	1 Horizontal Target
Wolfcamp D	1 Horizontal Zone
	Additional Wolfcamp And Other Zones

Average of 6 - 10 Targets Per Spacing

~ 360-600 Total Locations

Other Prospects

- Arabella has begun to look at different prospects – our goal is to identify new plays, or areas within existing plays, that could be prospective for oil and can be exploited economically in the current pricing environment

- We have currently identified two new prospects comprising several thousand acres and are in the process of acquiring the leasehold

- While these new prospects might have some element of risk, these are properties that would allow us to test, develop and produce oil at the current commodity prices

- By identifying new and untested areas we will be able to continue to drive value in our Company through resource identification and development

New Prospect Criteria:

- *Upside of under or undeveloped acreage*

- *Potential to increase acreage value through development*

- *Opportunity to drill in current pricing environment*

Financial

Financial Results

Production and sales have increased, but lower oil prices have hurt profits significantly

Production (BOE)


210
901
15,756
43,234
December 31, 2011
December 31, 2012
December 31, 2013
December 31, 2014

Revenue


$51,010
$468,782
$1,421,915
$6,493,213
December 31, 2011
December 31, 2012
December 31, 2013
December 31, 2014

EBITDA[1]


$4,356
$349,227
$661,612
$425,700
December 31, 2011
December 31, 2012
December 31, 2013
December 31, 2014

Notes: [1] 2014 EBITDA adjusted for approximately $750,000 in one time professional costs

Aligning Costs With Oil Prices

Arabella has been aggressively reducing costs – yet hard put to keep up with falling oil prices


$120
110
100
90
80
70
60
50
40
G&A of approximately $430,000 per month through first half
G&A up to approximately $570,000 per month in Q3 – preparing to drill
G&A down to approximately $240,000 per month in Q4 – cutting costs
G&A goal of $100,000 per month until oil prices recover
As oil prices dropped, cost cutting naturally followed, but trailed, leading to periods of unprofitability

Aligning Costs With Oil Prices (cont.)

Arabella has used the falling price environment to rationalize costs and optimize logistics

- Employee costs have been reduced
  - Duplicative headcount has been removed
  - Underperforming employees have been let go
  - Roles have been consolidated
  - Headcount has gone from seventeen at year end to eight
  - Payroll has gone from over $200,000 per month in 2014 to less than $90,000 in 2015 with further cuts possible

- Fixed costs have been reduced
  - New Fort Worth office - $7,000 per month as opposed to $24,000 per month in Midland
  - Software and other technology costs have been reduced or eliminated

- Vendor costs have been reduced
  - Underperforming vendors have been eliminated
  - Unnecessary vendors have been eliminated
  - Remaining vendors have been asked to reduce expenses, those that do not understand the oil market well enough to comply and/or refuse to do so have been eliminated

Summary

Summary

Arabella is focused on not only getting through the downturn in oil prices, but growing in the future – it is through asset development that we can create value for shareholders

How Can Arabella Do This?

It is all about the land -

Buy, Develop, Hold or Sell?

The answer is: all of the above – Arabella's core competency is the identification of land opportunities and the development of their value

Land is our asset base, we intend to buy where we see value, develop when the returns are right, hold when appropriate and when the value is realized, sell

Contact Information

509 Pecan Street
Suite 200
Fort Worth, Texas 76102
Telephone: (432) 897-4755

www.arabellaexploration.com

	Phone	Email
Contact		
William B. Heyn	(432) 279-0790	william.heyn@arabellaexploration.com